The
                                     TORRAY
                                      FUND

                               SEMI-ANNUAL REPORT

                                 June 30, 1997

                                The Torray Fund
                                   Suite 450
                              6610 Rockledge Drive
                            Bethesda, Maryland 20817
                                 (301) 493-4600
                                 1-800-443-3036




                                    TRUSTEES
              ---------------------------------------------------
                                Frederick Amling
                                 Bruce C. Ellis
                                 William M Lane
                                Robert P. Moltz
                                Roy A. Schotland
                                Wayne H. Shaner

                               INVESTMENT ADVISOR
              ---------------------------------------------------
                             The Torray Corporation

                                    OFFICERS
                                    --------
                          Robert E. Torray, President
                         Douglas C. Eby, Vice President
                         William M Lane, Vice President

                                 TRANSFER AGENT
              ---------------------------------------------------
                               FPS Services, Inc.
                               3200 Horizon Drive
                      King of Prussia, Pennsylvania 19406
                                 1-800-626-9769
                                 LEGAL COUNSEL
              ---------------------------------------------------
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                             Washington, D.C. 20036

                                      The
                                     TORRAY
                                      FUND

                               SEMI-ANNUAL REPORT

                                 June 30, 1997

                                The Torray Fund
                                   Suite 450
                              6610 Rockledge Drive
                            Bethesda, Maryland 20817
                                 (301) 493-4600
                                 1-800-443-3036

The Torray Fund
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                   July 31, 1997

Dear Fellow Shareholder,

     I am always pleased when the time comes to thank you for your investment in The Torray Fund, and to report on its status. Although 6 1/2 years have now passed, it seems like only yesterday that we opened for business, January 1, 1991. Initially, officers and employees of the Torray Companies, the Fund's directors, our families, and a few trusted brokers, including Howard Kluttz of Merrill Lynch, Richard Norman of Morgan Stanley Dean Witter, and a little later Martin Gray of Smith Barney were the only investors. My cousin, Ben Elliott, directly descended, as am I, from the Elliott clan of Scotland, defenders against invading Romans and protectors of Mary, Queen of Scots, was an early, loyal and enthusiastic shareholder. We always look forward to Ben's visits to our office.

     From this small start, a handful of investors and only $4.4 million in assets at the close of our first year, The Torray Fund has grown to more than $400 million. It has returned 22.10% compounded annually (19.85% after taxes) and now serves over 13,000 shareholders. Many experts say that stand-alone funds like ours can't survive in the rapidly consolidating mutual fund industry. We think you have proven them wrong. Conversations and meetings with many of you have reaffirmed what we already knew: people want to be treated fairly and they want results. They also want to be informed in understandable terms about how their money is being invested, and the extent to which their fund's management takes its own advice. Our officers, employees, trustees and their families own 740,261 shares of The Torray Fund, and we buy more every month. We believe mutual funds which can deliver on these points should have no problem attracting a following.

     During the first six months of this year, The Torray Fund's value, including reinvested dividends, increased 13.3%, nearly matching our 15% annual long-term objective. The market, as measured by the S&P 500 Index, did better. It rose 20.6%. The reason we trailed the average was that we invested over $200 million in companies which, though highly promising from our perspective, are not currently popular with Wall Street. Their shares were either flat or trending down when we bought them and, for the most part, they are still in the same pattern. Electronic Data Systems, AT&T, Hughes Electronics, and Salomon Inc., (four of our top five holdings), failed to keep pace with the market. On the other hand, Student Loan Marketing (Sallie Mae), also among the top five, rose sharply from $93 to $127 for a gain of 32%. As I write, it is trading at $149. Ironically, Sallie Mae was one of the stocks which held

The Torray Fund
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
back the fund's 1994 results. It closed that year at $32 under heavy institutional selling, reminiscent of recent activity in the stocks of AT&T, EDS and Hughes Electronics.

     None of this comes as a surprise or disappointment to us. We are highly confident about the long-term investment potential of these companies, and that is what's important. At the time we bought them, it never entered our minds that they might suddenly spring to life. In fact, we thought they were more likely to do nothing, maybe even drop a bit more. From Wall Street's perspective, this is puzzling logic. Why would anyone purposely buy a stock which is not going up -- even worse -- one which might go down? The answer is because the economic prospects for the company are solid. If the stock is falling, so much the better -- why pay more than necessary?

     We believe these major investments, along with our other new but smaller holdings, have substantially enhanced your fund's value. They have shifted its emphasis away from stocks on which we have already made a lot of money -- some fully priced -- to others which are conservatively valued, high in quality, and have the potential to achieve, with minimal risk, our 15% long-term objective in the years ahead.

     Stocks, it seems, are on everyone's mind. Millions of people are riding the bull market's slip stream. There are now more brokers than steelworkers, more mutual funds than stocks. Tens of thousands make their living writing, lecturing, advising and reporting on the market. Legions more analyze and broker stocks. Just as the New York Yankees, Chicago Bulls or San Francisco 49'ers have coaches, mutual funds have managers. Instead of calling plays, they "call" the market. They are said to be placing "bets" when they invest heavily in a particular stock, market sector or foreign country. Sometimes they "hedge" those bets in case they're wrong; because if they're wrong too often, they're fired. In that event, they may resurface "running private money" or simply drop out of sight. Their average age as we noted in our last annual report is 29, and their experience, 3.7 years. All in all, it's a circus. In my 35 years in the investment business I have never before seen anything like it.

     We think most stock prices are very high. Trading volume is enormous -- 250 to 300 times the 1.7 million shares which changed hands on average when I entered the business in the early 1960's. Events which alter popular opinion about the outlook for specific stocks, industries, the market and interest rates are often greeted with hysteria. On April 25, Electronic Data Systems' stock (our largest investment), dropped from $42 to $32, shrinking its market value $5 billion. Twenty-six million shares changed hands. The cause was reported earnings which fell shy of analysts' expectations by only 8 cents per share (less than $40 million in net income). In response, we bought another 100,000 shares at $32 3/4. Even though

The Torray Fund
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
EDS now trades at $44, that one-day drop contributed significantly to the largest daily decline your fund has ever experienced -- 59 cents per share. I'm sure many of you noticed it and wondered what had happened. In the future, you can be fairly confident that a Torray Fund fluctuation of this size (a little over 2%), either up or down, absent a similar change in the market, will have resulted from news affecting one or a few of our biggest investments. You can also assume, in most cases, that if the Fund's price went down, we will have bought more of the stocks which caused its decline.

     Several months following the EDS incident, The Torray Fund recorded another meaningless one-day drop, largely attributable to institutional "window dressing". This term is often used to describe end-of-period mutual fund trading activity aimed at sprucing up the appearance of shareholder reports. It involves buying stocks which have gone up a lot in order to create the false impression they've been in the portfolio all along, and selling the embarrassments- those which have been dull, or dropped in price. Even though an egregious waste of shareholders' money, this scheme is employed actively by many funds at the end of each quarter. On Friday, June 27, The Torray Fund's year-to-date return stood at 15.0%, not annualized. The following Monday, June 30, it fell to 13.3% in a market which was largely unchanged. Institutional selling of our largest holdings -- those which I noted earlier had missed the market's recent surge -- was the cause. The very next day, marking the start of a new calendar quarter, the pressure from "window dressing" lifted and the same stocks recovered. Within three days, The Torray Fund's year-to-date return had jumped from 13.3% to 17.9%. Interestingly, nothing important happened to any of the companies in our portfolio during this brief period.

     On a broader scale, the entire market began a retreat around the middle of March. It was triggered by interest rate fears. Nearly everyone seemed to be worrying about Federal Reserve Board Chairman Alan Greenspan's next move. On Thursday the 27th, prices fell about 2%. Good Friday's New York Times headline read: "Dow Tumbles 140 points On Fears Of Rising Inflation", and the business section declared: "More Stray Economic Reports Jolt Dow". The Wall Street Journal's coverage questioned whether the market was entering a trading range or headed for a "correction". "Rising Interest Rates Send Stocks Plummeting", said The Washington Post. Monday, March 31, the market took another hit. Tuesday, April 1, the Journal's front page blared: "Stocks Plummet; Dow Loses 157.11; Interest Rate Fears Put Cloud Over The Long Bull Market". The Post chimed in:
"Stocks Plummet Again; Analysts Cite "Correction'". "Dow Jones Industrials Plummet 157 Points", echoed the Times.

The Torray Fund
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

     Over the next ten days the market was relatively quiet. Then on Friday, April 11, in heavy trading, the Dow sank 148 points, bringing its loss from the peak set a month earlier to nearly 10%. "Blue Chips Teeter On the Edge of a Correction" warned bold headlines on Monday's front page of The Wall Street Journal. The timing couldn't have been worse. That same day, the Dow rose 60 points, the next day 135, and the day following, 92 more. Now, three and a half months later, it is up over 1700 points. Quickly covering its tracks, the Journal reversed course April 16, announcing: "Stocks Rocket 135 Points on News of Mild Inflation -- Blue Chips Soar on Strong Rally Led by Kodak, Johnson & Johnson". The Times followed suit: "Little Inflation Seen and Markets Rally; Dow Continues Its Bounce, Surging 135.26". The Washington Post's page A1 reported:
"Consumer Prices Nearly Flat in March; Report Helps Trigger Surge in Stock Prices"; on C9: "Dow Leaps 135, Bond Prices Surge"; and on C10: "Dow Surges on Profit, Inflation Reports". These "plummeting" and "soaring" moves were all confined to a range of 1 1/2%-2%. If you were offered 2% below the list price for your house, would you say it's value had "plummeted?"

     This kind of coverage would be hilarious if it didn't drive so many people -- including fund managers -- to wastefully churn their investments. In fact, between the teetering, jolting, tumbling, plummeting, plunging, leaping, rocketing, soaring and surging, one could be forgiven for suspecting a conspiracy: the press knocks us senseless, while Wall Street drains commissions from our accounts. Consider: between March 11 and April 11-22 trading days in all -- the Dow fell 9.8%, from 7086 to 6392. Over the next 15 trading days it recovered the entire loss. (As so often is the case, nothing of economic or business consequence occurred to explain the market's behavior.) New York Stock Exchange and NASDAQ trading, from top to bottom and back, nevertheless totaled 40 billion shares. At a probable commission of at least 8 cents per share on both sides of the NYSE volume (buyer and seller each must pay) and one-eighth of a point spread on an estimated 60% of NASDAQ trades (NASDAQ volume often reflects double counting for reasons not important here), the public's commission bill likely exceeded $4.5 billion. Although a large sum in most any context, it seems particularly remarkable here because nothing of value was gained in exchange. In fact, beyond the money which belonged to investors in early March but is now in brokerage firm bank accounts, the salient feature of the episode will likely prove to be the nasty tax bills many mutual fund shareholders receive at year's end.

     What about the "correction"? The dictionary says that "to correct" is "to make or set right", or "to punish with a view to reforming or improving". In this instance, there was certainly plenty of punishment to go around. It's doubtful, however, that anyone was "set right" or

The Torray Fund
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
"reformed"; and it could hardly be said that the value of mutual fund shareholder accounts had been "improved".

     As these examples illustrate, when it comes to financial reporting, the stock market tail often wags the business dog. The headlines and articles cited tell us nothing about industrial production, the state of the automobile, aircraft, banking, chemical or utility industries; low unemployment and interest rates, falling budget deficits, and America's powerful international economic presence are downplayed or ignored. Instead, we are bombarded with nonsense about the market's likely direction as seen through the eyes of those who could not possibly know what they are talking about. On the subject of not knowing, a major TV network recently aired an interview with the eminent economist, Herbert Stein, on the economy's stellar performance and the surging bull market. Dr. Stein was asked: "Did you call (i.e. predict) this?" The economist politely demurred. The question was rephrased to no effect. In evident frustration, the interviewer said: "Well, let's put it this way -- were you right?" Dr. Stein smiled shyly and replied: "Yes, I was right. I said I didn't know." How perfect!

     Before signing off, I want to mention that we are not, at this time, thinking of closing The Torray Fund to new investors. Although our assets have grown substantially, we continue to have more promising opportunities to invest than cash flow to accommodate them. Of course, at some point that may change, and we will certainly advise you if it does. Also, please keep in mind that even if the fund closes, shareholders will still be able to add to their existing accounts.

     One of the unexpected pleasures of managing a mutual fund is the opportunity it affords to make new friends. Over the last few years we have been overwhelmed by the countless nice people we have met either in person or by phone. Were it not for the Fund, many of our paths would never have crossed. Thank you for your confidence in us. We like working for you.

                                          Sincerely,

                                          /s/ Robert E. Torray
                                          -----------------------
                                          Robert E. Torray
                                          President
                                          The Torray Corporation

The Torray Fund
--------------------------------------------------------------------------------

PERFORMANCE DATA

As of June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

  Total Rates of Return on an Investment in The Torray Fund versus the S&P 500

                    For the calendar years or period ended:

                                                                                                        6 1/2
                          1991       1992       1993       1994       1995       1996      6/30/97      Years
                         -------    -------    -------    -------    -------    -------    --------    --------
The Torray Fund           19.98%     21.04%      6.37%      2.41%     50.41%     29.09%      13.30%     248.02%
S&P 500                   30.48%      7.66%     10.09%      1.30%     37.54%     22.98%      20.55%     219.44%

                                The Torray Fund

            [graph appears here, plot points stated in table above]


Returns on both the Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.

Fund returns are after all expenses. Past performance is not predictive of future results.

The Torray Fund
--------------------------------------------------------------------------------

PERFORMANCE DATA

As of June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

   Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations)

                         12/31/90      1991        1992        1993        1994        1995        1996       6/30/97
                         --------     -------     -------     -------     -------     -------     -------     -------
The Torray Fund          $10,000      $11,999     $14,523     $15,448     $15,821     $23,796     $30,719     $34,805
S&P 500                  $10,000      $13,048     $14,047     $15,465     $15,666     $21,547     $26,499     $31,945


                                The Torray Fund

            [graph appears here, plot points stated in table above]


Returns on both the Torray Fund and the S&P 500 assume reinvestment of all dividends and distributions.

Fund returns are after all expenses. Past performance is not predictive of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                        For periods ended June 30, 1997

                    1 Year     2 Years     3 Years     4 Years     5 Years     6 years       6 1/2 years
                    ------     -------     -------     -------     -------     -------     ---------------
The Torray Fund     34.94%      34.53%      31.23%      23.91%      21.14%      20.68%          21.16%
S&P 500             34.65%      30.24%      28.83%      21.34%      19.76%      18.68%          19.55%

The Torray Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

As of June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

           Principal Amount
                  or Shares                                                Market Value
---------------------------                                                ------------

U.S. GOVERNMENT OBLIGATIONS  1.45%
                 $1,125,000  U. S. Treasury Bill 5.45% due 10/30/97        $  1,106,814
                  1,270,000  U. S. Treasury Bill 5.37% due 11/06/97           1,247,018
                  2,835,000  U. S. Treasury Bill 5.34% due 02/05/98           2,744,910
                                                                           ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                             5,098,742
  (amortized cost $5,097,944)                                              ------------


COMMON STOCK  98.28%
       11.38% COMMUNICATIONS EQUIPMENT
                    347,500  Hughes Electronics Corporation                  20,068,125
                    800,000  Loral Space & Communications Ltd.               12,000,000
                     65,000  Motorola, Inc.                                   4,940,000
                     43,009  Lucent Technologies, Inc.                        3,099,336
                                                                           ------------
                                                                             40,107,461
       10.86% COMPUTER SYSTEMS & INTEGRATION
                    581,200  Electronic Data Systems Corporation             23,829,200
                    160,000  IBM Corporation                                 14,430,000
                                                                           ------------
                                                                             38,259,200
       10.85% MISCELLANEOUS FINANCIAL
                    144,000  Student Loan Marketing Association              18,288,000
                    314,600  Salomon, Inc.                                   17,499,625
                     33,000  American Express Company                         2,458,500
                                                                           ------------
                                                                             38,246,125
       10.61% MEDIA & ENTERTAINMENT
                    525,000  US West Media Group                             10,631,250
                    350,000  Cox Communications Inc. Class A                  8,400,000
                    759,000  US Satellite Broadcasting Co., Inc.              6,261,750
                    400,000  Tele-Communications Inc. Class A                 5,950,000
                    150,000  Reader's Digest Association Class A              4,303,125
                     23,000  Disney (Walt) Company                            1,845,750
                                                                           ------------
                                                                             37,391,875

The Torray Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

As of June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

       9.94% CHEMICALS/BIOTECHNOLOGY
                    535,000  Archer Daniels Midland Company                  12,572,500
                    175,000  Eastman Chemical Company                        11,112,500
                    142,000  Monsanto Corporation                             6,114,875
                    173,800  Morton International, Inc.                       5,246,588
                                                                           ------------
                                                                             35,046,463
       9.86% CONSUMER PRODUCTS
                    217,000  Philip Morris Companies, Inc.                    9,629,375
                    138,000  Kimberly Clark Corporation                       6,865,500
                    180,000  Mattel, Inc.                                     6,097,500
                     58,000  Ralston Purina Company                           4,766,875
                     78,000  Interstate Bakeries Corporation                  4,626,375
                     70,000  Dreyer's Grand Ice Cream, Inc.                   2,765,000
                                                                           ------------
                                                                             34,750,625
       9.45% BANKING
                    250,000  Banc One Corporation                            12,109,375
                    242,000  Mellon Bank Corporation                         10,920,250
                    124,368  First American Corp. (Tenn)                      4,772,622
                     32,000  Citicorp                                         3,858,000
                    103,736  Southern Financial Bancorp, Inc.                 1,659,776
                                                                           ------------
                                                                             33,320,023
       7.39% LONG DISTANCE/TELECOMMUNICATIONS
                    654,300  AT&T Corporation                                22,941,394
                     50,000  SBC Communications, Inc.                         3,093,750
                                                                           ------------
                                                                             26,035,144
       6.42% HEALTHCARE
                    210,000  St. Jude Medical, Inc.                           8,190,000
                     40,000  Lilly (Eli) & Company                            4,372,500
                     46,000  Guidant Corporation                              3,910,000
                     79,000  Tenet Healthcare Corporation                     2,335,438
                     34,000  Johnson & Johnson                                2,188,750
                     20,000  Bristol-Myers Squibb Company                     1,620,000
                                                                           ------------
                                                                             22,616,688

The Torray Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

As of June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

       6.15% AEROSPACE/DEFENSE/ELECTRONICS
                    110,000  Northrop Grumman Corporation                     9,659,375
                    102,000  General Dynamics Corporation                     7,650,000
                     32,000  Lockheed Martin Corporation                      3,314,000
                     20,000  Boeing Company, The                              1,061,250
                                                                           ------------
                                                                             21,684,625
       1.94% ENERGY
                    250,000  Entergy Corporation                              6,843,750
       1.81% PACKAGING
                    119,300  Crown Cork and Seal Co., Inc.                    6,375,094
       0.83% CONSTRUCTION AGGREGATES
                     90,000  Martin Marietta Materials, Inc.                  2,913,750
       0.79% DEPARTMENT STORES
                     80,000  Federated Department Stores, Inc.                2,780,000
                                                                           ------------

TOTAL COMMON STOCK  98.28%                                                  346,370,823
  (cost $286,470,967)                                                      ------------


TOTAL PORTFOLIO SECURITIES  99.73%                                          351,469,565
  (amortized cost $291,568,911)

OTHER ASSETS LESS LIABILITIES  0.27%                                            947,613
                                                                           ------------

NET ASSETS  100%                                                           $352,417,178
                                                                           ============

TOP 10 HOLDINGS
---------------
1  Electronic Data Systems Corporation   6  IBM Corporation
2  AT&T Corporation                      7  Archer Daniels Midland Company
3  Hughes Electronics Corporation        8  Banc One Corporation
4  Student Loan Marketing Association    9  Loral Space & Comm. Ltd.
5  Salomon, Inc.                        10  Eastman Chemical Company

The Torray Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS
     Investments in securities at value
       (amortized cost $291,568,911)                    $351,469,565
     Cash                                                      2,701
     Receivable for securities sold                        1,621,381
     Subscriptions receivable                                151,571
     Interest and dividends receivable                       477,439
                                                        ------------

     TOTAL ASSETS                                        353,722,657
                                                        ------------

LIABILITIES
     Payable for securities purchased                        512,700
     Accrued expenses                                        792,779
                                                        ------------

     TOTAL LIABILITIES                                     1,305,479
                                                        ------------

NET ASSETS                                              $352,417,178
                                                        ============

     Shares of beneficial interest
       ($1 stated value, 12,369,346 shares
       outstanding, unlimited shares authorized)        $ 12,369,346
     Paid-in-capital in excess of par                    277,972,956
     Accumulated distributions in excess of net
       investment income                                     (40,029)
     Undistributed net realized gains                      2,214,251
     Net unrealized appreciation of investments           59,900,654
                                                        ------------

NET ASSETS                                              $352,417,178
                                                        ============

       Per Share                                        $      28.49
                                                        ============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six-months ended June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest income                          $   192,926
     Dividend income                            1,933,684
                                              -----------
       Total income                             2,126,610
                                              -----------

EXPENSES
     Management fees                            1,118,777
     Other expenses:
     Legal fees                  $ 25,156
     Transfer agent fees           44,853
     Audit fees                    15,564
     Registration & filing
       fees                        42,579
     Custodian's fees              28,751
     Trustees' fees                 5,500
     Printing, postage and
       mailing                     14,293
     Insurance                      3,286
                                 --------
       Total                                      179,982
                                              -----------
       Total expenses                           1,298,759
                                              -----------

NET INVESTMENT INCOME                             827,851
                                              -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
     Net realized gain on
       investments                              2,217,807
     Net change in unrealized
       gain                                    30,223,998
                                              -----------
       Net gain on
          investments                          32,441,805
                                              -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                             $33,269,656
                                              ===========

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the periods below:
--------------------------------------------------------------------------------

                                                        6 months
                                                         ended                    Year
                                                        6/30/97                  ended
                                                      (unaudited)               12/31/96
                                                      ------------            ------------
Increase in Net Assets from Operations:
       Net investment income                          $    827,851            $    646,069
       Net realized gain on investments                  2,217,807               2,377,790
       Net change in unrealized gain (loss)             30,223,998              16,868,896
                                                      ------------            ------------
          Net increase in net assets from
            operations                                  33,269,656              19,892,755

Distributions to Shareholders from:
       Net investment income                              (867,800)               (647,899)
       Net realized gains                                        0              (2,382,500)
                                                      ------------            ------------
          Total distributions                             (867,800)             (3,030,399)

Shares of Beneficial Interest
       Increase from share transactions                203,422,301              48,987,063
                                                      ------------            ------------
          Total increase                               235,824,157              65,849,419

Net assets -- beginning of period                      116,593,021              50,743,602
                                                      ------------            ------------

Net assets -- end of period                           $352,417,178            $116,593,021
                                                      ============            ============

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the periods below:
--------------------------------------------------------------------------------

PER SHARE DATA($)

                                           6 months
                                             ended                                 Year ended December 31:
                                           06/30/97       -------------------------------------------------------------------------
                                          (unaudited)       1996         1995         1994         1993         1992         1991
                                          -----------     --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period       $  25.220      $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514     $  9.999

    Income From Investment Operations
    Net Investment Income                      0.081         0.186        0.215        0.213        0.122        0.180        0.232
    Net Gains on Securities
      (both realized and unrealized)           3.270         5.642        6.674        0.130        0.745        2.229        1.728
                                          -----------     --------     --------     --------     --------     --------     --------
      Total from Investment Operations         3.351         5.828        6.889        0.343        0.867        2.409        1.960

    Less Distributions
    Dividends (from Net Investment
      Income)                                 (0.081)       (0.187)      (0.214)      (0.213)      (0.122)      (0.180)      (0.233)
    Distributions (from Capital Gains)        (0.000)       (0.531)      (0.320)      (0.648)      (0.215)      (0.000)      (0.212)
                                          -----------     --------     --------     --------     --------     --------     --------
      Total Distributions                     (0.081)       (0.718)      (0.534)      (0.861)      (0.337)      (0.180)      (0.445)

Net Asset Value, End of Period             $  28.490      $ 25.220     $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514

TOTAL RETURN(3)                                13.30%(5)     29.09%       50.41%        2.41%        6.37%       21.04%       19.98%

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period
      (000's omitted)                      $ 352,417      $116,593     $ 50,744     $ 23,362     $ 19,666     $ 10,298     $  4,423
    Ratio of Expenses to Average
      Net Assets                                1.16%(1)      1.25%        1.25%        1.25%        1.25%        1.25%        1.25%
    Ratio of Net Income to Average
      Net Assets                                0.74%(1)      0.87%        1.31%        1.51%        0.94%        1.54%        2.43%
    Portfolio Turnover Rate                     2.85%        20.95%       22.56%       36.63%       29.09%       37.09%       21.17%
    Average Actual Commission paid
      per share(4)                         $  0.0810      $ 0.0871     $ 0.0813          n/a          n/a          n/a          n/a


                                        14 days
                                         ended
                                        12/31/90
                                        --------
Net Asset Value, Beginning of Period    $ 10.000
    Income From Investment Operations
    Net Investment Income                  0.005
    Net Gains on Securities
      (both realized and unrealized)       0.000
                                        --------
      Total from Investment Operations     0.005
    Less Distributions
    Dividends (from Net Investment
      Income)                             (0.006)
    Distributions (from Capital Gains)    (0.000)
                                        --------
      Total Distributions                 (0.006)
Net Asset Value, End of Period          $  9.999
TOTAL RETURN(3)                            (0.03%)
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period
      (000's omitted)                   $    200
    Ratio of Expenses to Average
      Net Assets                            0.82%(1)
    Ratio of Net Income to Average
      Net Assets                            2.15%(1)
    Portfolio Turnover Rate                  n/a(2)
    Average Actual Commission paid
      per share(4)                           n/a

(1) Annualized

(2) Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short term investments which are excluded from this ratio.

(3) Past performance is not predictive of future performance.

(4) Does not include spreads on shares traded on a principal basis.

(5) Not annualized.

See notes to the financial statements.

The Torray Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The initial capitalization of the Fund, $100,000, was provided on November 16, 1990 by Robert E. Torray who is an officer, director and shareholder of The Torray Corporation. The Fund commenced operations on December 18, 1990. All organizational expenses of the Fund (approximately $56,000), primarily legal fees and certain Blue Sky registration fees have been paid by The Torray Corporation and will not be reimbursed by the Fund. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     Securities Transactions and Investment Income Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the first-in first-out basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

     Net Asset Value The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

The Torray Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENTS

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays the Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the six months ended June 30, 1997, The Torray Fund paid management fees of $1,118,777 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the six months ended June 30, 1997 totaled $179,982. The expenses were paid to various independent agents, service providers, and federal and state agencies. These expenses include all costs associated with the Fund's operations including Independent Trustees' fees ($2,000 per annum and $100 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.

NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1997 aggregated $205,140,460 and $6,854,429, respectively. Net unrealized appreciation of investments at June 30, 1997 includes aggregate unrealized gains of $61,311,375 and unrealized losses of $1,410,721.

The Torray Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:

                                      Six-months                        Year
                                         ended                          ended
                                        6/30/97                       12/31/96
                              ---------------------------     -------------------------
                               Shares          Amount          Shares         Amount
                              ---------     -------------     ---------     -----------
Shares issued                 8,527,706     $ 223,896,916     2,666,305     $60,693,638
Reinvestment of dividends
  and distributions              27,445           760,231       109,550       2,717,587
Shares redeemed                (809,307)      (21,234,846)     (675,296)    (14,424,162)
                              ---------     -------------     ---------     -----------
                              7,745,844     $ 203,422,301     2,100,559     $48,987,063
                              =========     =============     =========     ===========

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 740,261 shares or 5.99% of the Fund.

                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.